                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]     SERIES 2005-FF12
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                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12

                   MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                    FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                    NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                MASTER SERVICER

                                      [TBD]
                                    TRUSTEE

                                DECEMBER 12, 2005


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Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]     SERIES 2005-FF12
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

TOP 10 CITY CONCENTRATIONS


TOP 10 CITY                                                                                                WTD AVG     WTD AVG
CONCENTRATIONS       LOAN COUNT    $ AVGE LOAN AMOUNT     % OF POOL      AGG $ BALANCE          WAC          LTV         FICO
--------------       ----------    ------------------     ---------      -------------          ---        --------    --------
Las Vegas NV             55          274,841.17             3.90        15,116,264.33        6.81773       79.52         656
Chula Vista CA            9          722,034.87             1.68         6,498,313.82        6.73966       80.82         671
Houston TX               48          119,297.33             1.48         5,726,271.68         7.0917       80.64         643
Henderson NV             17          286,639.82             1.26         4,872,876.88        6.68486       81.18         664
San Jose CA              11          437,277.27             1.24         4,810,050.00        6.46426       80.56         698
Corona CA                 9          479,076.58             1.11         4,311,689.18         6.2468       79.64         665
North Las Vegas NV       15          258,751.50                1         3,881,272.55        6.79478       79.72         655
Orlando FL               15          252,356.39             0.98         3,785,345.85        7.11371       81.67         653
Aurora CO                14          248,053.08              0.9         3,472,743.15        6.86076       81.02         653
San Diego CA              6          577,276.04             0.89         3,463,656.25        7.06667       82.85         689
Other                 1,292          256,319.00            85.55       331,164,141.66        6.78933       80.08         657
------------------    -----          ----------            -----       --------------        -------       -----         ---
TOTAL:                1,491          259,626.17              100       387,102,625.35        6.78903       80.14         658
==================    =====          ==========            =====       ==============        =======       =====         ===

28. TOP 10 ZIP CONCENTRATIONS


TOP 10 ZIP                                                                                               WTD AVG     WTD AVG
CONCENTRATIONS     LOAN COUNT    $ AVGE LOAN AMOUNT     % OF POOL      AGG $ BALANCE          WAC          LTV         FICO
--------------     ----------    ------------------     ---------      -------------          ---        -------     --------
91326 CA                 3             1,022,366.67        0.79         3,067,100.00        6.52148       74.07         744
92692 CA                 4               701,800.00        0.73         2,807,200.00        6.13725          80         671
91913 CA                 4               674,305.72         0.7         2,697,222.86        6.23974          80         701
92883 CA                 5               495,104.04        0.64         2,475,520.22        6.07641       79.46         664
30097 GA                 4               585,477.81         0.6         2,341,911.23        6.41566          80         717
89015 NV                 8               291,390.86         0.6         2,331,126.88        6.75838       80.86         652
89148 NV                 8               286,361.59        0.59         2,290,892.73        6.81407       80.15         662
89123 NV                 9               254,220.06        0.59         2,287,980.54        6.86542       79.51         663
91709 CA                 3               759,600.00        0.59         2,278,800.00        6.37991       78.97         724
92688 CA                 4               563,599.79        0.58         2,254,399.17        6.75556          80         668
Other                1,439               251,751.54       93.59       362,270,471.72        6.81006        80.2         656
---------            -----              -----------       -----       --------------        -------       -----         ---
TOTAL:               1,491               259,626.17         100       387,102,625.35        6.78903       80.14         658
=========            =====              ===========       =====       ==============        =======       =====         ===